                                                                   EXHIBIT 10.19



            ELEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT
                              FACILITIES AGREEMENT

         THIS ELEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this "Amendment") is entered into as of August 2, 2001, by and among DT INDUSTRIES, INC., a Delaware corporation ("Domestic Borrower"), DT INDUSTRIES (UK) II LIMITED, ASSEMBLY TECHNOLOGIE & AUTOMATION GMBH, KALISH INC., formerly Kalish Canada Inc., and DT CANADA INC. (together with Domestic Borrower, separately and collectively, "Borrower"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., as administrative agent ("Administrative Agent"), and the other lenders listed on the signature pages hereof (the "Lenders").

                                    RECITALS

                  (a) Borrower, Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Facilities Agreement dated as of July 21,1997 (as amended through the date hereof, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

                  (b) Borrower has requested that the Lenders waive certain Events of Default, and the Lenders have agreed to waive such Events of Default, subject to the terms and conditions contained herein.

                  (c) Borrower, Administrative Agent, and the Lenders desire to amend the Credit Agreement to provide for, among other things, (i) modification to certain pricing terms, (ii) revisions to existing financial covenants, (iii) an extension of the final maturity date for the loans made thereunder, and (iv) other modifications described below, all subject to the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. WAIVER. Subject to the satisfaction of the conditions of effectiveness set forth in Section 12 of this Amendment and the other conditions contained herein, the Lenders hereby waive any Event of Default under Section
16.1. of the Credit Agreement which may occur or may have occurred as a result, directly or indirectly, of (a) the failure of Borrower to comply with Sections 15.2., 15.3., 15.4., 15.5., and 15.6. or any of them for the fiscal quarters ending on or about March 25, 2001, and June 24, 2001, (b) the failure of the Borrower to comply with financial covenants under the Bond Documents for the fiscal quarters ending on or about March 25, 2001, and June 24, 2001, (c) the failure of Borrower to comply with the other terms and conditions of the Bond Documents prior to the date hereof, and (d) any Event of Default arising from the Borrower's requests for Advances of the Revolving Loan while any of the above Events of Default existed (the "Existing Events of Default"). The waiver provided in this Section 1 shall not be and shall not be deemed to be a waiver of any Defaults or Events of Default under the Credit Agreement other than the Existing Events of Default.

         2. WAIVER TERMINATION. Notwithstanding anything in Section 1 above to the contrary, if at any time Fleet National Bank, formerly BankBoston, N.A. ("Fleet") shall take any collection action under the Bond Documents, the waiver provided in Section 1 above shall immediately be null and void and of no further force or effect, and the Administrative Agent and the Lenders may pursue any rights and remedies afforded to them under the Loan Documents after the occurrence and during the continuance of an Event of Default (including without limitation an Event of Default deemed at any time to be an "Existing Event of Default" pursuant to Section 1 above) as if the waiver provided in Section 1 above had not occurred.

         3. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) New Sections 3.8, 3.9 and 3.10 are hereby added immediately following Section 3.7, as follows:

                  3.8 REDENOMINATION OF DEUTSCHE MARKS. Each obligation under this Agreement of a party to this Agreement which has been denominated in Deutsche Marks shall be redenominated into the Euro Unit at the end of the Interest Period in effect on August 2, 2001, in accordance with EMU Legislation. From and after the date of such redenomination, notwithstanding anything in this Agreement or any other Loan Document to the contrary, (a) German Borrower may only obtain Revolving Advances denominated in the Euro Unit, (b) Letters of Credit issued for the account of German Borrower may be denominated only in the Euro Unit, (c) any amount payable by Borrower to the Administrative Agent or any of the Lenders under this Agreement in Deutsche Marks shall be paid in Euro Units, (d) any amount payable by the Administrative Agent to the Lenders under this Agreement in Deutsche Marks shall be paid in Euro Units, and (e) each reference in this Agreement to an amount (or an integral multiple thereof) of Deutsche Marks shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) of Euro Units as the Administrative Agent may specify.

                  3.9 REISSUANCE OF NOTES. Concurrent with the redenomination described in Section 3.8 above, (a) German Borrower shall execute and deliver to each Lender a promissory note payable to the order of such Lender in a maximum principal amount denominated in Euro Units, having a Dollar Equivalent Amount equal to its prorata share of the then effective sublimit of the Aggregate Offshore Currency Revolving Loan Commitment with respect to Deutsche Marks, and (b) each Lender will return to German Borrower the promissory note previously delivered to such Lender evidencing its pro rata share of amounts owing by German Borrower under the Aggregate Offshore Currency Revolving Loan Commitment.

                  3.10 CONTINUITY OF CONTRACT. No implementation of the EMU or change in currency nor any economic consequences resulting therefrom shall (a) give rise to any right to terminate prematurely, contest, cancel, rescind, alter, modify or renegotiate the provisions of this Agreement or (b) discharge, excuse or otherwise affect the performance of any obligations of Borrower under this Agreement or any other Loan Document.

                  (b) The introductory language in Section 4.3. is entirely amended, as follows:

                  The "Adjusted Eurodollar Rate" for any Eurodollar Loan is the lesser of (a) the Eurodollar Rate plus the applicable Eurodollar Increment, and (b) the Maximum Rate, and the "Adjusted Base Rate" for any Base Rate Loan shall be the lesser of (a) the Prime Rate plus the applicable Base Rate Increment, and (b) the Maximum Rate. Beginning September 24, 1999, and continuing through and including October 9, 2000, the Eurodollar Increment shall be 3.00%, and the Base Rate Increment shall be 1.875%. Beginning October 10, 2000, and continuing through and including February 14, 2001, the Eurodollar Increment shall be 3.50%, and the Base Rate Increment shall be 2.375%. Beginning February 15, 2001, and continuing through and including August 2, 2001, the Eurodollar Increment shall be 3.75%, and the Base Rate Increment shall be 2.625%. Beginning August 2, 2001, and continuing through and including December 31, 2001, the Eurodollar Increment shall be 6.00%, and the Base Rate Increment shall be 3.00%. Beginning January 1, 2002, and continuing at all times thereafter, the Eurodollar Increment shall be 6.50%, and the Base Rate Increment shall be 3.50%. At all times before September 24, 1999, the Eurodollar Increment and the Base Rate Increment shall be as prescribed for the applicable Level in the following table:

                  (c) The second sentence of Section 5.2. is entirely amended, as follows:

                  The "Letter of Credit Fee" for any Letter of Credit shall be equal to a percentage, per annum, of the Dollar Equivalent Amount of the aggregate undrawn amount of such Letter of Credit, payable quarterly in advance on the day of its issuance and as of the first day of each calendar quarter thereafter, which percentage shall be the Base Rate Increment.

                  (d) Section 6.1.2. is entirely amended, as follows:

                  6.1.2. PRINCIPAL. Borrower shall repay the entire amount of the Aggregate Revolving Loan as then outstanding on July 2, 2002. Canadian Borrowers shall repay the entire amount of the Canadian Term Loan on July 2, 2002.

                  (e) Section 6.2.3. is amended by entirely amending the first sentence thereof, as follows:

                  Promptly upon receipt by Borrower or any Subsidiary of Borrower of the proceeds from any sale, transfer, exchange, lease, or other dispositions of any of the assets of Borrower or any Subsidiary of Borrower (except for sales in the ordinary course of business and sales of worn out or obsolete assets to be immediately replaced by assets of equal or greater value or quality), Borrower shall prepay the Loans from the Net Proceeds of such transaction, which prepayment shall be in a principal amount equal to (a) 100% of such Net Proceeds until satisfaction of the Scheduled Reduction (as defined in Section 6.2.5.) required to be made on the last day of the calendar month during which such Net Proceeds are received, and (b) 80% of such Net Proceeds after satisfaction of the Scheduled Reduction required to be made on the last day of the calendar month during which such Net Proceeds are received. Any such prepayment shall be applied to the Aggregate Canadian Term Loan and the Aggregate Revolving Loan, pro rata based upon the respective principal amounts of the Aggregate Canadian Term Loan and the Aggregate Revolving Loan Commitment at the time of such prepayment, and shall be applied to the Scheduled Reductions in the order of their maturity. Notwithstanding anything herein to the contrary, the Aggregate Revolving Loan Commitment shall be permanently reduced by the amount of any such prepayment applied to the Aggregate Revolving Loan.

                  (f) New Sections 6.2.4., 6.2.5. and 6.26 are added to the Credit Agreement immediately following Section 6.2.3. thereof, as follows:

                  6.2.4. PREPAYMENTS FROM WORKING CAPITAL. Promptly upon delivery to the Administrative Agent of the monthly financial information required hereunder, commencing September 30, 2001, which indicates cash receipts received during the applicable month and attributable to Assembly Technologies & Test, Inc.'s contract with Detroit Diesel (the "Contract"), Borrower shall prepay the Loans in an amount equal to 30% of such cash receipts; provided that the aggregate amount of prepayments hereunder shall not exceed 30% of the Contract Working Capital Contribution (as defined below). For purposes hereof, the "Contract Working Capital Contribution" shall mean the result obtained by multiplying (a) the total amount of revenue to be received under the Contract by (b) one minus the gross margin realized under the Contract (expressed as a percentage). Any such prepayment shall be applied to the Aggregate Canadian Term Loan and the Aggregate Revolving Loan, pro rata based upon the respective principal amounts of the Aggregate Canadian Term Loan and the Aggregate Revolving Loan Commitment at the time of such prepayment. Notwithstanding anything herein to the contrary, the Aggregate Revolving Loan Commitment shall be permanently reduced by the amount of any such prepayment applied to the Aggregate Revolving Loan.

                  6.2.5. OTHER PREPAYMENTS. In addition to any other payments or prepayments made hereunder, Borrower shall prepay the Loans on or before each date set forth below in such amounts as set forth next to each such date below:

                         Prepayment Date            Amount of Prepayment as of Each
                         ---------------                    Prepayment Date
                                                            ---------------
                         August 31, 2001                               $0

                        September 30, 2001                     $5,000,000

                         October 31, 2001                      $5,000,000

                        November 30, 2001                      $5,000,000

                        December 31, 2001                      $5,000,000

                         January 31, 2002                      $2,000,000

                        February 28, 2002                      $2,000,000

                          March 31, 2002                       $2,000,000

                          April 30, 2002                       $2,000,000

                           May 31, 2002                        $2,000,000

                          June 30, 2002                        $2,000,000

                  Any such prepayment shall be applied to the Aggregate Canadian Term Loan and the Aggregate Revolving Loan, pro rata based upon the respective principal amounts of the Aggregate Canadian Term Loan and the Aggregate Revolving Loan Commitment at the time of such prepayment. Notwithstanding anything herein to the contrary, the Aggregate Revolving Loan Commitment shall be permanently reduced by the amount of any such prepayment applied to the Aggregate Revolving Loan. The prepayments described in this Section 6.2.5. that are required to be paid during the calendar year 2001 are herein collectively referred to as the "2001 Reductions;" each of the prepayments described in this Section 6.2.5. are herein individually referred to as a "Scheduled Reduction" and collectively referred to as the "Scheduled Reductions."

                  6.2.6. PREPAYMENT FROM EXCESS CASH. At any time the amount of cash and cash equivalents held by Domestic Borrower and its Subsidiaries in the United States exceeds $7,000,000, Borrower will promptly prepay the Revolving Loan Advances in an amount equal to such excess. Such prepayment will not result in a permanent reduction of the Revolving Loan Commitment.

                  (g) A new Section 6.8 is added to the Credit Agreement immediately following Section 6.7. thereof, as follows:

                  6.8. TRUE-UP IN CONNECTION WITH ASSET SALES. Concurrent with the payment of any prepayment required to be paid under
                  Section 6.2.3(b) hereof, and in addition to such prepayment, Borrower shall prepay the Loans in an amount equal to the amount of the applicable Net Proceeds, if any, required to be paid by Administrative Agent to Fleet National Bank, formerly BankBoston, N.A. ("Fleet") pursuant to that certain Intercreditor Agreement dated as of December 1, 1999, by and among Borrower, certain of its Subsidiaries, Fleet, Lenders, and Administrative Agent.

                  (h) A new Section 7.13. is added to the Credit Agreement immediately following Section 7.12. thereof, as follows:

                  7.13. TERMINATION OF EURODOLLAR OPTION. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, beginning on August 2, 2001, and continuing at all times thereafter, (a) each Revolving Loan Advance (other than Advances made as part of Offshore Currency Loans) shall be a Base Rate Advance, and (b) no Eurodollar Loan (other than Offshore Currency Loans) may be continued for additional Interest Periods, and no Base Rate Loan may be converted to a Eurodollar Loan.

                  (i) Section 13.13.3. is entirely amended, as follows:

                  13.13.3. MONTHLY FINANCIAL STATEMENTS AND INFORMATION. Within 45 days after the end of each March, June, September and December and within 30 days after the end of each other calendar month, unaudited consolidated and consolidating (on a company by company basis) financial statements of Domestic Borrower and its Subsidiaries for the month then ended, in each case containing a balance sheet, income statement, and statement of cash flows and accompanied by (a) a report comparing actual consolidated results of operations of Domestic Borrower and its subsidiaries for such month compared to budgeted performance, (b) a back-log report as of the end of such month from each Subsidiary of Domestic Borrower, (c) the ATT-NA Schedule of Completion Report for such month, detailing, among other things, collections from the Detroit Diesel contract during such month, and (d) a Compliance Certificate of the Chief Financial Officer of Domestic Borrower.

                  (j) Section 14.6. is entirely amended, as follows:

                  14.6. DISPOSAL OF PROPERTY. Sell, transfer, exchange, lease, or otherwise dispose of any of its assets (except for sales in the ordinary course of business and sales of worn out or obsolete assets to be immediately replaced by assets of equal or greater value or quality) including any shares of stock of any Subsidiaries of Domestic Borrower or any Foreign Borrower that are not pledged to Administrative Agent for the benefit of Lenders, except for sales and other dispositions of assets approved by consent of the Required Lenders.

                  (k) Section 14.11. is entirely amended, as follows:

                  14.11. CAPITAL EXPENDITURES. Make Capital Expenditures (for all Covered Persons) in excess of the applicable amount in the following table for the period indicated in the following table:

                  During the period                               The applicable amount is
                  ------------------------------------------------------------------------
                  From June 25, 2001 through                      $3,495,000
                  September 23, 2001
                  ------------------------------------------------------------------------
                  From June 25, 2001 through                      $5,514,000
                  December 23, 2001
                  ------------------------------------------------------------------------
                  From June 25, 2001 through                      $7,989,000
                  March 24, 2002
                  ------------------------------------------------------------------------
                  From June 25, 2001 through July 2,              $9,786,000
                  2002
                  ------------------------------------------------------------------------

                  (l) Section 15.1. is amended by amending and restating the definitions of "EBITDA" and "Interest Expense" found therein in their entirety, and by adding the definition of "Write-Down Adjustment", as follows:

                  "EBITDA" means, for any period of calculation, an amount equal to the sum of (i) Net Income, (ii) federal, state and local income tax expense (exclusive of any such tax benefit related to the Domestic Borrower's special, one-time charges taken during the fourth quarter of fiscal year 2001), (iii) Interest Expense (including the interest component of payments on Capital Leases and interest with respect to those certain 7.16% Convertible Junior Subordinated Deferrable Interest Debentures) in such period, (iv) depreciation and amortization expense and other non-cash charges that reduced net income during such period, (v) losses on the sale or other disposition of assets other than in the ordinary course of business if included in the calculation of net income, (vi) extraordinary losses if included in the calculation of net income, minus (a) gains on the sale or other disposition of assets other than in the ordinary course of business if included in net income, and (b) extraordinary gains if included in net income, all as accrued in such period, plus
                  (vii) one-time cash charges not to exceed $2,000,000 for professional fees incurred outside of the ordinary course of business during such period in connection with the investigation of accounting irregularities, related litigation and administrative proceedings, and preparation of the annual audited financial statements of Domestic Borrower and its Subsidiaries for fiscal year 2000, restated financial statements for fiscal years 1997, 1998 and 1999, the interim quarters thereof and the first three quarters of fiscal 2000, and the necessary SEC filings.

                  Additionally, for the quarters ended September 2001, December 2001 and March 2002 "EBITDA" shall include an add back to Net Income of $37,300,000 plus or minus the Write Down Adjustment, as applicable, to reflect the Domestic Borrower's special, one-time charges taken during the fourth quarter of fiscal year 2001.

                  "Interest Expense" means, for any period of calculation, all interest whether paid in cash or accrued as a liability, but without duplication, on Indebtedness of Domestic Borrower and its consolidated Subsidiaries, provided that, solely with respect to those certain 7.16% Convertible Junior Subordinated Deferrable Interest Debentures, such interest shall only constitute Interest Expense to the extent paid in cash during such period.

                  "Write-Down Adjustment" means, as applicable, (a) subtracting the amount, if any, by which write downs of Domestic Borrower's assets, as reflected on Domestic Borrower's beginning balance sheet for fiscal year 2002, exceed $37,300,000, but in no event to exceed $4,700,000, and (b)
                  adding the amount, if any, by which write downs of Domestic Borrower's assets, as reflected on Domestic Borrower's beginning balance sheet for fiscal year 2002, are less than $37,300,000.

                  (m) Sections 15.2., 15.3., 15.4., 15.5. and 15.6. are entirely amended, as follows:

                  15.2. MINIMUM NET WORTH. Domestic Borrower's Net Worth as of the end of each fiscal quarter of Domestic Borrower shall at no time be less than $88,821,000 (as adjusted up or down, as the case may be, by the Write-Down Adjustment) plus (i) 50% of Domestic Borrower's cumulative Net Income (but not any net loss) for the period commencing June 25, 2001, and extending through and including the end of the applicable fiscal quarter and (ii) 75% of the amount of the cumulative net proceeds received by Domestic Borrower for the period commencing June 25, 2001, and extending through and including the end of the applicable fiscal quarter from the issuance of equity securities of any Covered Person (other than in connection with any employee benefit plan or employee compensation arrangement).

                  15.3. MAXIMUM FUNDED DEBT TO EBITDA RATIO. The ratio of Domestic Borrower's Funded Debt as of the end of any fiscal quarter of Domestic Borrower to Domestic Borrower's EBITDA for the four consecutive fiscal quarters then ended shall not exceed the applicable ratio in the following table:


                  -------------------------------------------------------------------
                  During the period                           The applicable ratio is
                  -------------------------------------------------------------------

                  -------------------------------------------------------------------
                  From June 25, 2001 through                     3.76 to 1.0
                  September 23, 2001
                  -------------------------------------------------------------------
                  From September 24, 2001 through                3.13 to 1.0
                  December 23, 2001
                  -------------------------------------------------------------------
                  From December 24, 2001 through                 2.49 to 1.0
                  March 24, 2002
                  -------------------------------------------------------------------
                  After March 24, 2002                           2.07 to 1.0
                  -------------------------------------------------------------------

                  15.4 MINIMUM FIXED CHARGE COVERAGE. The ratio of Domestic Borrower's Adjusted EBITDA to Domestic Borrower's Fixed Charges, calculated at the end of each fiscal quarter of Domestic Borrower for the four consecutive fiscal quarters then ended, shall not be less than the applicable ration in the following table:

                  ----------------------------------------------------------------------
                  During the period                              The applicable ratio is
                  ----------------------------------------------------------------------
                  From June 25, 2001 through                     1.63 to 1.0
                  September 23, 2001
                  ----------------------------------------------------------------------
                  From September 24, 2001 through                1.60 to 1.0
                  December 23, 2001
                  ----------------------------------------------------------------------
                  From December 24, 2001 through                 1.69 to 1.0
                  March 24, 2002
                  ----------------------------------------------------------------------
                  After March 24, 2002                           1.76 to 1.0
                  ----------------------------------------------------------------------

                  15.5. MINIMUM EBITDA TO INTEREST EXPENSE RATIO. The ratio of Domestic Borrower's EBITDA to Domestic Borrower's Interest Expense, calculated at the end of each fiscal quarter of Domestic Borrower for the four consecutive fiscal quarters then ended, shall not be less than the applicable ratio in the following table:

                  ----------------------------------------------------------------------
                  During the period                              The applicable ratio is
                  ----------------------------------------------------------------------
                  From June 25, 2001 through                     1.91 to 1.0
                  September 23, 2001
                  ----------------------------------------------------------------------
                  From September 24, 2001 through                2.08 to 1.0
                  December 23, 2001
                  ----------------------------------------------------------------------

                  ----------------------------------------------------------------------
                  From December 24, 2001 through                 2.63 to 1.0
                  March 24, 2002
                  ----------------------------------------------------------------------
                  After March 24, 2002                           3.32 to 1.0
                  ----------------------------------------------------------------------

                  15.6. MINIMUM EBITDA. Domestic Borrower's EBITDA, calculated at the end of each fiscal month for the twelve consecutive fiscal months then ended, shall not be less than the applicable amount in the following table as of the applicable date of calculation set forth in the following table:

                  -------------------------------------------------------------
                  Fiscal Month                         The applicable amount is
                  -------------------------------------------------------------
                  September 2001                       $26,692,531
                  -------------------------------------------------------------
                  October 2001                         $28,139,915
                  -------------------------------------------------------------
                  November 2001                        $30,228,900
                  -------------------------------------------------------------
                  December 2001                        $27,588,998
                  -------------------------------------------------------------
                  January 2002                         $30,016,479
                  -------------------------------------------------------------
                  February 2002                        $32,075,096
                  -------------------------------------------------------------
                  March 2002                           $31,093,166
                  -------------------------------------------------------------
                  April 2002                           $33,397,709
                  -------------------------------------------------------------
                  May 2002                             $34,250,965
                  -------------------------------------------------------------
                  June 2002                            $33,723,738
                  -------------------------------------------------------------

                  (n) Section 19.2. is amended by entirely amending the fourth sentence thereof, as follows:

                  The foregoing notwithstanding, no such amendment, modification, waiver or consent shall, (a) unless signed by authorized officers of Borrower and any one or more Lenders whose shares of Lenders' Exposure at the relevant time aggregate at least 80%, release any of the Collateral or any Covered Person or any Guarantor from its obligations under the Loan Documents in connection with any sale, disposition or refinancing of assets (other than in connection with sales or dispositions permitted under Section 14.6. and upon compliance with Section 6.2.3.), (b) unless signed by authorized officers of Borrower and any one or more Lenders whose shares of Lenders' Exposure at the relevant time aggregate at least 66 2/3%: (i) permit Domestic Borrower or any Subsidiary to provide cash collateral to Fleet (or any issuer of a replacement letter of credit in respect of the letter of credit issued by Fleet under the Bond Documents) in excess of what is required under the Bond Documents, as in effect on the date hereof, (ii) permit the issuance of a Letter of Credit to replace the letter of credit issued by Fleet under the Bond Documents, or (iii) permit the making of a Revolving Loan to satisfy the reimbursement obligations of Domestic Borrower or any Subsidiary with respect to the letter of credit issued by Fleet under the Bond Documents, and (c) unless signed by authorized officers of Borrower and of all the Lenders: (i) increase any Revolving Loan Commitment of any Lender, or increase the Letter of Credit Commitment or subject any Lender or the Letter of Credit Issuer to a greater obligation than expressly provided for in this Agreement, (ii) reduce or forgive the repayment of principal of any Advance or the reimbursement of any draw on a Letter of Credit or decrease the rate, or change the mechanism for determining the rate, of interest on any Advance or any fees or other amounts payable by Borrower hereunder, (iii) change to a later date the regularly scheduled dates for payments of principal or interest of any Advance or other fees or amounts payable to any Lender under the Loan Documents (including, without limitation, the Revolving Loan Maturity Date), (iv) change the provisions of Section 17 to the detriment of any Lender, (v) change the definition of Required Lenders herein, (vi) change the provisions of this Section, (vii) change any provisions of this Agreement requiring ratable distributions to Lender,
                  (viii) release any of the Collateral or any Covered Person or any Guarantor from its obligations under the Loan Documents in connection with any transaction or other event or circumstance other than a sale, disposition or refinancing of a Covered Person's assets, or (ix) subordinate the Loan Obligations to any other Indebtedness.

                  (o) The following definitions are inserted in Exhibit 2.1 to the Credit Agreement, each in the appropriate alphabetical order, as follows:

                  EMU - the economic and monetary union as contemplated in the Treaty of Rome of March 25, 1957, as amended by the Single European Act of 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992 and came into force on November 1, 1993), as amended from time to time.

                  EMU LEGISLATION - legislative measures of the European Council for the introduction of, changeover to, or operation of, a single or unified European currency, being in part the implementation of the third stage of EMU.

                  EURO - the single currency of each state described as a "Participating Member State" in any EMU Legislation.

                  EURO UNIT - the currency unit of the Euro.

                  (p) Exhibit 13.13 to the Credit Agreement is amended and restated in the form of, and all references in the Credit Agreement to
         Exhibit 13.13 are hereby deemed to be references to, the attached
         Exhibit 13.13.

         4. AMENDMENT FEE. Borrower shall pay to the Administrative Agent, for the pro rata benefit of each Lender, an amendment fee (the "Amendment Fee"), earned and due and payable as of the date of this Amendment, which fee shall be equal to the product of (a) 1.00% multiplied by (b) an amount equal to the sum of (i) such Lender's portion of the Commitment plus (ii) the aggregate amount of the Canadian Term Loan owed to such Lender as of the date of this Amendment.

         5. CONTINGENT FEE. If Borrower fails to cause the 2001 Reductions to be paid, in full, on or before December 31, 2001, an additional amendment fee shall be earned and due and payable to the Administrative Agent, for the pro rata benefit of each Lender, on January 2, 2002, which fee shall be equal to the product of 1.00% of the sum of (a) the aggregate amount of the Canadian Term Loan owed to such Lender, plus (b) the greater of (i) such Lender's portion of the Commitment or (ii) the principal amount of Revolving Loan Advances outstanding and due and owing to such Lender, in each case as of December 31, 2001. Borrower acknowledges and agrees that the charging of this fee is not and shall not be deemed to be a waiver of any Event of Default arising from Borrower's failure to make any prepayment required in connection with any of the 2001 Reductions.

         6. FACILITY FEE. If Borrower fails to cause the Loan Obligations to be paid, in full, and all commitments to lend under the Credit Agreement to be cancelled, before June 2, 2002, an additional facility fee shall be fully earned and due and payable to the Administrative Agent, for the pro rata benefit of each Lender on such date, which fee shall be equal to the product of 1.00% of the sum of (a) the aggregate amount of the Canadian Term Loan owed to such Lender, plus (b) the greater of (i) such Lender's portion of the Commitment or
(ii) the principal amount of Revolving Loan Advances outstanding and due and owing to such Lender, in each case as of June 2, 2002.

         7. PREPAYMENT FROM TAX REFUND. In addition to any other payments or prepayments made under the Credit Agreement, Borrower shall prepay the Loans in an amount equal to $3,500,000 (the "Additional Reduction"), which prepayment shall be due and payable in two equal installments in the amount of $1,750,000 each, one such installment due and payable on August 31, 2001, and one such installment due and payable on September 15, 2001. The Additional Reduction shall be applied to the Aggregate Canadian Term Loan and the Aggregate Revolving Loan, pro rata based upon the respective principal amounts of the Aggregate Canadian Term Loan and the Aggregate Revolving Loan Commitment at the time of such prepayment. Notwithstanding anything in the Credit Agreement to the contrary, the Aggregate Revolving Loan Commitment shall be permanently reduced by the amount of the Additional Reduction applied to the Aggregate Revolving Loan.

         8. ACKNOWLEDGMENT OF THE BORROWER. The Borrower acknowledges and agrees that the Lenders executing this Amendment have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any term, covenant or provision of any Loan Document (other than with respect to the Existing Events of Default) or prejudice any rights or remedies which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, Applicable Law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders.

         9. SUBSIDIARIES' ACKNOWLEDGMENT. By signing below, each of the Domestic Borrower's Subsidiaries which has executed a guaranty of the Loan Obligations
(a) consents and agrees to this Amendment's execution and delivery, (b) ratifies and confirms its obligations under its guaranty, (c) acknowledges and agrees that its obligations under its guaranty are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its guaranty.

         10. RELEASE.

                  (a) Upon this Amendment becoming effective, the Domestic Borrower and each of its Subsidiaries hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Domestic Borrower or any of its Subsidiaries ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

                  (b) Upon this Amendment becoming effective, the Domestic Borrower and each of its Subsidiaries covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

                  (c) The agreements of the Domestic Borrower and each of its Subsidiaries set forth in this Section 10 shall survive termination of this Amendment and the other Loan Documents.

         11. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants to the Lenders that, as of the date hereof:

                  (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date; and

                  (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

         12. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of August 2, 2001, so long as all corporate actions of Borrower and the Significant Subsidiaries taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and Lenders, and each of the following conditions precedent shall have been satisfied:

                  (a) All reasonable out-of-pocket fees and expenses in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by Administrative Agent or any Lender, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C. and Arthur Andersen L.L.P., shall have been paid.

                  (b) Administrative Agent and each Lender shall have received each of the following:

                           (i) a certificate of the Borrower, in form and
                  substance satisfactory to Administrative Agent, Required Lenders and Administrative Agent's counsel, certifying (A) as to the accuracy in all material respects, after giving effect to this Amendment, of the representations and warranties set forth in the Credit Agreement, this Amendment and the other Loan Documents, and (B) that there exists no Default or Event of Default, after giving effect to this Amendment, and the execution, delivery and performance of this Amendment will not cause a Default or Event of Default;

                           (ii) payment of the Amendment Fee;

                           (iii) certified copies of resolutions of the boards
                  of directors of the Borrower and each Significant Subsidiary authorizing the transactions contemplated by this Amendment; and

                           (iv) such other documents, certificates and
                  instruments as the Administrative Agent shall require prior to the date hereof.

         13. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

         14. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

         15. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

         16. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         17. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

         18. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.

DT INDUSTRIES, INC.,                    KALISH INC. formerly Kalish Canada Inc.,
a Delaware corporation                  a New Brunswick, Canada corporation


By: John M. Casper                      By: John M. Casper
    --------------------------------        ------------------------------------
    John M. Casper                          John M. Casper
    Sr. Vice President/CFO                  Sr. Vice President/CFO


DT CANADA INC.,                         ASSEMBLY TECHNOLOGIE &
a New Brunswick, Canada corporation     AUTOMATION GMBH, a German
                                        limited liability company


By: John M. Casper                      By: John M. Casper
    --------------------------------        ------------------------------------
    John M. Casper                          John M. Casper
    Sr. Vice President/CFO                  Sr. Vice President/CFO

DT INDUSTRIES (UK) II LIMITED,
a corporation of England and Wales


By: John M. Casper
    --------------------------------
    John M. Casper
    Sr. Vice President/CFO

BANK OF AMERICA, N.A., formerly               DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative Agent    AND GRAND CAYMAN BRANCHES
and a Lender


By:                                           By: Thomas R. Brady
    --------------------------------------        ------------------------------
    William E. Livingstone, IV                    Thomas R. Brady
    Managing Director                             Vice President

                                              By: Richard J. Sweeney
                                                  ------------------------------
                                                  Richard J. Sweeney
                                                  Vice President

MERRILL LYNCH, PIERCE,                        THE BANK OF NOVA SCOTIA
FENNER & SMITH, INCORPORATED


By: Barbara S. Scholl                         By: F.C.H. Ashby
    --------------------------------------        ------------------------------
    Barbara S. Scholl                             F.C.H. Ashby
    Managing Director                             Senior Manager Loan Operations

SUMITOMO MITSUI BANKING
CORPORATION                                   FIRSTAR BANK, N.A.


By: William M. Ginn                           By: Timothy N. Schneer
    --------------------------------------        ------------------------------
    William M. Ginn                               Timothy N. Schneer
    General Manager                               Vice President

GENERAL ELECTRIC CAPITAL CORPORATION


By: Gregory Hong
    --------------------------------------
    Gregory Hong
    Duly Authorized Signatory

NATIONAL CITY BANK


By: Sharon L. Johnston
    --------------------------------------
    Sharon L. Johnston
    Vice President

ACKNOWLEDGED AND AGREED:

ADVANCED ASSEMBLY AUTOMATION, INC.



By: John M. Casper
    ---------------------------------
    John M. Casper
    Vice President

ASSEMBLY TECHNOLOGY & TEST, INC.



By: John M. Casper
    ---------------------------------
    John M. Casper
    Vice President

DETROIT TOOL AND ENGINEERING COMPANY



By: John M. Casper
    ---------------------------------
    John M. Casper
    Vice President



DTI LEBANON SUBSIDIARY, INC.



By: John M. Casper
    ---------------------------------
    John M. Casper
    Vice President

HANSFORD MANUFACTURING CORPORATION



By: John M. Casper
    ---------------------------------
    John M. Casper
    Vice President

PHARMA GROUP, INC.



By: John M. Casper
    ---------------------------------
    John M. Casper
    Vice President

MID-WEST AUTOMATION ENTERPRISES, INC.



By: John M. Casper
    ---------------------------------
    John M. Casper
    Vice President

MID-WEST AUTOMATION SYSTEMS, INC.



By: John M. Casper
    ---------------------------------
    John M. Casper
    Vice President

SENCORP SYSTEMS, INC.



By: John M. Casper
    ---------------------------------
    John M. Casper
    Vice President



VANGUARD TECHNICAL SOLUTIONS, INC.



By: John M. Casper
    ---------------------------------
    John M. Casper
    Vice President



ARMAC INDUSTRIES CO.



By: John M. Casper
    ---------------------------------
    John M. Casper
    Vice President



ASSEMBLY MACHINES, INC.



By: John M. Casper
    ---------------------------------
    John M. Casper
    Vice President